UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 16, 2012 (February 10, 2012)

YAYI INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23806	87-0046720
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 9 Xingguang Road,
Northern Industrial Park of Zhongbei Town,
Xiqing District, Tianjin 300384, China
(Address of Principal Executive Offices)

(86)22-2798-4033
Registrant’s Telephone Number, Including Area Code:

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment and restatement of the Employee Stock Ownership Plan

On February 10, 2012, the Board of Directors of Yayi International Inc. (the "Company") adopted an amendment and restatement (the “Amendment”) of Yayi International Inc. 2010 Employee Stock Option and Stock Award Plan (the "Plan").  Pursuant to the Amendment, the Board of Directors may authorize the repricing of previously granted options by lowering the exercise price (the “Repricing”) without stockholder approval, if the Company’s shares of common stock are then not listed on the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or any other exchange that would require stockholder approval as a result of the Repricing.

Amendment to the Stock Option Award Agreement

As previously disclosed, the Company entered into a Stock Option and Stock Award Plan Award Agreement (the “Option Agreement”) on June 11, 2010 with the Company’s director, Mr. Kenneth Lee. Under the terms of the Option Agreement, the Company granted a stock option, at an exercise price at $0.98 per share, to Mr. Lee for the purchase of 707,992 shares of common stock of the Company.  According to the amended and restated Plan adopted by the Board of Directors as described above, the Company and Mr. Lee entered into an amendment (the “Option Amendment”) pursuant to which the parties amended the Option Agreement and reduced the option exercise price to $0.12 per share.  Pursuant to the employment arrangement between Mr. Lee and SAIF Partners III L.P., Mr. Lee is deemed to hold such option for the benefit of SAIF Partners III L.P.

The foregoing summary of the material terms and conditions of the amended and restated Plan and the Option Amendment does not purport to be complete and is qualified in its entirety by reference to the amended and restated Plan and the Option Amendment attached to this report as Exhibit 10.1 and Exhibit 10.2, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
10.1	Amended and Restated Yayi International Inc. 2010 Employee Stock Option and Stock Award Plan, adopted on February 10, 2012.
10.2	Amendment Number 1 to Yayi International Inc. 2010 Employee Stock Option and Stock Award Plan Award Agreement, by the Company and Kenneth Lee, dated February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAYI INTERNATIONAL INC.

Date: February 16, 2012

/s/ Li Liu
Li Liu
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Yayi International Inc. 2010 Employee Stock Option and Stock Award Plan, adopted on February 10, 2012.
10.2	Amendment Number 1 to Yayi International Inc. 2010 Employee Stock Option and Stock Award Plan Award Agreement, by the Company and Kenneth Lee, dated February 10, 2012.